                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                November 19, 1997
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                           1-9525                75-2615944
-------------------------------------------------------------------------------
(State of Incorporation)              (Commission            (IRS Employer
                                       File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX           75231
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    ---------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends a Form 8-K Current Report, dated November 19,
1997 and filed December 3, 1997 by Income Opportunity Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)     Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the nine months ended September 30, 1997. A pro forma balance sheet as of September 30, 1997 is also presented.

A summary of the pro forma transactions follows:

On November 19, 1997, the Company purchased the Westlake Village Office Building in Westlake Village, California, for $3.9 million exclusive of commissions and closing costs. The Company acquired the property from RBP #5 Limited. The Company paid $1.0 million in cash and obtained new mortgage financing for the remaining $2.9 million of the purchase price. The mortgage bears interest at a variable rate, currently 9.75%, requires monthly payments of principal and interest of $26,258 and matures in October 2002.

In addition to the Westlake Village Office Building acquisition discussed above, the Company has purchased two office buildings, one in La Mesa, California, in May 1997, and the other in Chantilly, Virginia, in January 1997 and two apartment complexes, one in Houston, Texas, in June 1997 and the other in Dallas, Texas, also in June 1997. The properties were purchased for a total of $32.6 million. The Company paid a total of $7.5 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at variable rates ranging from 8.375% to 10.75% per annum and mature in 1999 and 2007. As these acquisitions occurred prior to September 30, 1997 they are already included in the Company's September 30, 1997 Consolidated Balance Sheet, as presented.

In 1997, the Company has also sold two apartment complexes, the Plumtree Apartments in March 1997 and the Porticos Apartments in June 1997. In connection with the sales, the Company received net cash totaling $6.8 million. As these sales occurred prior to September 30, 1997 they are already excluded from the Company's September 30, 1997 Consolidated Balance Sheet, as presented.

These pro forma statements of operations present the Company's operations as if the purchase and sale transactions described above had occurred at the beginning of each of the periods presented.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

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
                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                                              Westlake
                                                              Village
                                                              Office
                Assets                      Actual(1)        Building(2)          Pro forma
                ------                      ---------        ----------           ---------
                                                        (dollars in thousands)
Notes and interest receivable
   Performing ......................        $  2,007        $     --               $  2,007
                                            --------        --------               --------
                                               2,007              --                  2,007
Less - allowance for estimated
   losses ..........................              --              --                     --
                                            --------        --------               --------
                                               2,007              --                  2,007
Foreclosed real estate held
   for sale, net of accumulated
   depreciation ....................           1,029              --                  1,029
Less - allowance for estimated
   losses ..........................              --              --                     --
                                            --------        --------               --------
                                               1,029              --                  1,029
Real estate held for
   investment, net of
   accumulated depreciation ........          67,873           4,155                 72,028
Investments in partnerships ........           1,729              --                  1,729
Cash and cash equivalents ..........           1,077            (945)                   132
Other assets .......................           2,550            (211)                 2,339
                                            --------        --------               --------
                                            $ 76,265        $  2,999               $ 79,264
                                            ========        ========               ========

Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable .........        $ 48,537        $  2,925               $ 51,462
Other liabilities ..................           2,923              74                  2,997
                                            --------        --------               --------
                                              51,460           2,999                 54,459
Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
   10,000,000 shares; issued
   and outstanding, 1,519,888
   shares ..........................              15              --                     15
Paid-in capital ....................          64,804              --                 64,804
Accumulated distributions in
   excess of accumulated
   earnings ........................         (40,014)             --                (40,014)
                                            --------        --------               --------
                                              24,805              --                 24,805
                                            --------        --------               --------
                                            $ 76,265        $  2,999               $ 79,264
                                            ========        ========               ========

------------------------------------
(1) Includes the Chuck Yeager Building which was acquired in January 1997,
    La Mesa Village Plaza which was acquired in May 1997 and La Monte Park and Renaissance Parc Apartments which were acquired in June 1997 and excludes the Plumtree Apartments that were sold in March 1997 and the Porticos Apartments which were sold in June 1997.
(2) Assumes acquisition by the Company on September 30, 1997.


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
                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                      Westlake
                                                   La Mesa          Other              Village
                                                   Village        Apartment            Office
                                    Actual (1)    Plaza  (2)    Complexes(2)(3)       Building(2)        Sales(2)    Pro forma
                                   ----------   -------------   ---------------      --------------    -----------   ----------
                                                                                (dollars in thousands)
Income
     Rents .....................   $    8,759      $      785   $    1,832           $    380           $   (1,969)  $    9,787
     Interest ..................          203              --           --                 --                   (7)         196
                                   ----------      ----------   ----------           --------           ----------   ----------
                                        8,962             785        1,832                380               (1,976)       9,983
Expenses
     Property operations .......        4,083             173          652                150               (1,305)       3,753
     Interest ..................        2,859             305          805                213                 (443)       3,739
     Depreciation ..............        1,131              87          248                 62                 (160)       1,368
     Advisory fee to affiliate .          379              --           --                 --                   --          379
     Net income fee to affiliate          218              --           --                 --                   --          218
     General and administrative           755              --           --                 --                   --          755
                                    ---------      ----------   ----------           --------           ----------   ----------
                                        9,425             565        1,705                425               (1,908)      10,212
Net income (loss) from
     operations ................         (463)            220          127                (45)                 (68)        (229)

Equity in income of investees ..           21              --           --                 --                   --           21
Gain on sale of real estate ....        3,322              --           --                 --                   --        3,322
                                   ----------      ----------   ----------           --------           ----------   ----------
Net income (loss) ..............   $    2,880      $      220   $      127           $    (45)          $      (68)  $    3,114
                                   ==========      ==========   ==========           ========           ==========   ==========

Earnings per share
     Net (loss) ................   $     1.89                                                                        $     2.05
                                   ==========                                                                        ==========
Weighted average shares of
     Common Stock used in
        computing earnings
        per share ..............    1,519,888                                                                          1,519,888
                                   ==========                                                                        ==========

-------------------------

(1)     Includes the Chuck Yeager Building acquired January 8, 1997.
(2) Assumes purchase or sale by the Company on January 1, 1997. Pro forma amounts for other property acquisitions are from January 1 through respective dates of acquisition. Results subsequent to the date of acquisition are included in the "Actual" column.
(3) Includes the Renaissance Parc and La Monte Park Apartments whose results of operations are separately presented in the Company's Current Report on Form 8-K/A, dated June 11, 1997.


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
                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                                                      Westlake
                                                    Other               Other          Village
                                                   Commercial          Apartment       Office
                                        Actual   Properties(1)(2)   Complexes(1)(3)   Building(1)    Sales(1)    Pro forma
                                     ----------  ----------------  ---------------   -----------   ------------  ---------
                                                                       (dollars in thousands)
Income
     Rents ..........................  $ 8,666      $ 2,312          $  3,164       $    507       $ (4,341)     $ 10,308
     Interest .......................      339           --                --             --            (15)          324
                                       --------     -------          --------       --------       --------      --------
                                         9,005        2,312             3,164            507         (4,356)       10,632

Expenses
     Property operations ............    4,358          552             1,156            200         (2,515)        3,751
     Interest .......................    2,629          897             1,346            284         (1,291)        3,865
     Depreciation ...................    1,128          272               405             83           (454)        1,434
     Advisory fee to affiliate ......      227           --                --             --             --           227
     General and administrative .....    1,316           --                --             --             --         1,316
                                       --------     -------          --------       --------       --------      --------
                                         9,658        1,721             2,907            567         (4,260)       10,593

Income (loss) from operations .......     (653)         591               257            (60)           (96)           39

Equity in losses of investees .......       85           --                --             --             --            85
                                       --------     -------          --------       --------       --------      --------

Net income (loss) ...................  $  (568)     $   591          $    257       $    (60)      $    (96)     $    124
                                       ========     ========         ========       ========       ========      ========

Earnings per share
     Net income (loss)..........       $  (.37)                                                                  $    .08
                                       ========                                                                  ========

Weighted average shares of
     Common Stock used in
     computing earnings per
     share......................      1,530,008                                                                 1,530,008
                                      =========                                                                 =========

---------------

(1)     Assumes purchase or sale by the Company on January 1, 1996.
(2) Includes the Chuck Yeager Office Building and La Mesa Village Plaza whose results of operations are separately presented in the Company's Current Report on Form 8-K, dated May 14, 1997.
(3) Includes the Renaissance Parc and La Monte Park Apartments whose results of operations are separately presented in the Company's Current Report on Form 8-K/A, dated June 11, 1997.


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

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(b)          Financial statements of property acquired:

Exhibit
Number                                    Description
-------         ---------------------------------------------------------------
 99.0           La Mesa Village Plaza, Audited Statement of Revenue and Direct
                Operating Expenses for the year ended December 31, 1996
                (incorporated by reference to Exhibit No. 99.0 of the
                Registrant's Current Report on Form 8-K, dated May 14, 1997).

 99.1           Chuck Yeager Building, Audited Statement of Revenue and Direct
                Operating Expenses for the year ended December 31, 1996
                (incorporated by reference to Exhibit No. 99.1 of the Registrant's Current Report on Form 8-K, dated May 14, 1997).

 99.2           Renaissance Parc Apartments, Audited Statement of Revenue and
                Direct Operating Expenses for the year ended December 31, 1996
                (incorporated by reference to Exhibit No. 99.2 of the Registrant's Current Report on Form 8-K, dated June 11, 1997).

 99.3           La Monte Park Apartments, Audited Statement of Revenue and
                Direct Operating Expenses for the year ended December 31, 1996
                (incorporated by reference to Exhibit 99.3 of the Registrant's
                Current Report on Form 8-K/A, dated June 11, 1997).

 99.4 Westlake Village Office Building, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1996, filed herewith.


                      ------------------------------------

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      INCOME OPPORTUNITY REALTY INVESTORS,
                                      INC.






Date:    January 14, 1998             By:  /s/ Thomas A. Holland
       ------------------------            -------------------------------
                                           Thomas A. Holland
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)

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                    INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                   EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                             Dated November 19, 1997


Exhibit                                                              Page
Number                    Description                               Number
 99.4        Westlake Village Office Building, Audited State-         8
             ment of Revenue and Direct Operating Expenses
             for the year ended December 31, 1996.

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